Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT
THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 1, 2013, by and among POOL CORPORATION, a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS CANADA INC. (formerly known as SCP Distributors Inc.), a company organized under the laws of Ontario (the “Canadian Borrower”), SCP POOL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315 (the “Dutch Borrower” and, collectively with the US Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors party hereto, each Lender party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).
Statement of Purpose
The Borrowers are party to that certain Credit Agreement dated as of October 19, 2011 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the First Amendment to Credit Agreement dated as of December 21, 2011, the “Credit Agreement”), by and among the Borrowers, each lender party thereto (collectively, the “Lenders” and, each individually, a “Lender”) and the Administrative Agent.
The Borrowers have requested, and the Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

2.    Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“ 'EBITDA' means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the US Borrower and its Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income for such period: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, (iv) depreciation, (v) other non-cash charges (including non-cash share-based compensation expense and non-cash impairments of goodwill, other intangible assets or fixed assets) and other non-recurring non-cash expenses or losses (except, in each case of this clause (v), to the extent that such non-cash items are reserved for cash items to be taken in the future) and (vi) extraordinary losses incurred other than in the ordinary course of business less (c) the sum of the following, without duplication: (i) non-cash gains, (ii) non-recurring non-cash income and (iii) any extraordinary gains realized during such period other than in the ordinary course of business. For the avoidance of doubt, EBITDA for any applicable period of determination shall be calculated on a pro forma basis to include the EBITDA attributable to any Person, assets, business or line of business acquired pursuant to any Material Acquisition during such period and to exclude the EBITDA attributable to any Person, assets, business or line of business sold, transferred or otherwise disposed of pursuant to any Material Disposition during such period, in each case, in a manner reasonably determined by the US Borrower and supported by financial information and related calculations in form and substance reasonably satisfactory to the Administrative Agent, as if such Material Acquisition or Material Disposition, as the case may be, occurred on the first day of the applicable period for which EBITDA is being calculated.”

“ 'EBITDAR' means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the US Borrower and its Subsidiaries in accordance with GAAP: (a) Net Income for such period plus (b) the sum of the following to the extent deducted in determining Net Income for such period: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization, (iv) depreciation, (v) Rental Expense, (vi) other non-cash charges (including non-cash share-based compensation expense and non-cash impairments of goodwill, other intangible assets or fixed assets) and other non-recurring non-cash expenses or losses (except, in each case of this clause (vi), to the extent that such non-cash items are reserved for cash items to be taken in the future) and (vii) extraordinary losses incurred other than in the ordinary course of business less (c) the sum of the following, without duplication: (i) non-cash gains, (ii) non-recurring non-cash income and (iii) any extraordinary gains realized during such period other than in the ordinary course of business. For the avoidance of doubt, EBITDAR for any applicable period of determination shall be calculated on a pro forma basis to include the EBITDAR attributable to any Person, assets, business or line of business acquired pursuant to any Material Acquisition during such period and to exclude the EBITDAR attributable to any Person, assets, business or line of business sold, transferred or otherwise disposed of pursuant to any Material Disposition during such period, in each case, in a manner reasonably determined by the US Borrower and supported by financial information and related calculations in form and substance reasonably satisfactory to the Administrative Agent, as if such Material Acquisition or Material Disposition, as the case may be, occurred on the first day of the applicable period for which EBITDAR is being calculated.”

3.    Effectiveness. This Amendment shall become retroactively effective as of December 31, 2012 on the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received:
(a)    counterparts of this Amendment executed by the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders;
(b)    all fees and expenses in accordance with Section 7 of this Amendment; and
(c)    such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.

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4.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their respective Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.    Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants as follows:

(a)    such Credit Party has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms;

(b)     this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies;

(c)     each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects (except to the extent such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the Second Amendment Effective Date as if fully set forth herein, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct as of such earlier date; and

(d)     no Default has occurred and is continuing as of the Second Amendment Effective Date or would result after giving effect hereto.

6.    Acknowledgement and Reaffirmation. By their execution hereof, each Credit Party hereby expressly (a) consents to this Amendment and (b) acknowledges that such Credit Party's covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes, the Letter of Credit Applications, the Subsidiary Guaranty Agreement and the other Loan Documents to which such Credit Party is a party remains in full force and effect.

7.    Costs, Expenses and Taxes.    The Borrowers agree to pay in accordance with Section 15.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

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8.    Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

9.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.
10.    Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
11.    Successors and Assigns. This Amendment shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
[Signature Pages Follow]
HL:40776.7

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:	POOL CORPORATION, as US Borrower
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SCP DISTRIBUTORS CANADA INC., as Canadian Borrower
By: /s/ Manuel J. Perez de la Mesa
Name: Manuel J. Perez de la Mesa
Title:     President

SCP POOL B.V., as Dutch Borrower
By /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Director

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

SUBSIDIARY GUARANTORS:    SCP DISTRIBUTORS LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SPLASH HOLDINGS, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President, Secretary and Treasurer

ALLIANCE TRADING, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey
Name: Melanie Housey
Title:     President

CYPRESS, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey
Name: Melanie Housey
Title:     President

SUPERIOR POOL PRODUCTS LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

SCP ACQUISITION CO. LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President, Secretary and Treasurer

[Signature Pages Continue]

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

SCP INTERNATIONAL, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

POOL DEVELOPMENT LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

HORIZON DISTRIBUTORS, INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Vice President and Chief Financial Officer

POOLCORP FINANCIAL MORTGAGE, LLC, as Subsidiary
Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:    Vice President and Chief Financial Officer

POOLCORP FINANCIAL INC., as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:    Vice President and Chief Financial Officer

POOLFX SUPPLY LLC, as Subsidiary Guarantor
By: /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:    Vice President and Chief Financial Officer

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent on behalf of itself and as a Lender
By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

LENDERS:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Canadian Dollar Lender
By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Euro Lender
By: /s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender
By: /s/ John Kushnerick
Name: John Kushnerick
Title: Vice President

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

BANK OF AMERICA, N.A., as Lender

By: /s/ Gary L. Mingle
Name: Gary L. Mingle
Title: Senior Vice-President

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

REGIONS BANK, as Lender

By: /s/ Scott J. Sarrat
Name: Scott J. Sarrat
Title: Senior Vice-President

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

CAPITAL ONE, N.A., as Lender

By: /s/ David Mahen
Name: David Mahen
Title: Senior Vice President

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

COMERICA BANK, as Lender

By: /s/ Joey Powell
Name: Joey Powell
Title: Vice President

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

UNION BANK, N.A., as Lender

By: /s/ Michael Ball
Name: Michael Ball
Title: Vice President

Second Amendment to Credit Agreement
Pool Corporation
Signature Page

BRANCH BANKING AND TRUST COMPANY, as Lender

By: /s/ DeVon J. Lang
Name: DeVon J. Lang
Title: Vice President

Second Amendment to Credit Agreement
Pool Corporation
Signature Page